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Exhibit 99.184

Brad R. Godshall, Esq. (SBN 105438)
Iain A.W. Nasatir, Esq. (SBN 148977)
PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
10100 Santa Monica Boulevard
Suite 1100
Los Angeles, CA 90067
Telephone:    (310) 277-6910
Facsimile:    (310) 201-0760

Attorneys for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

SAN FERNANDO VALLEY DIVISION

In re

SNTL CORPORATION, SN
INSURANCE SERVICES, INC., SNTL
HOLDINGS CORPORATION, SN
INSURANCE ADMINISTRATORS, INC.,

                                      Debtors.

☒  Affects all Debtors
☐  Affects only SNTL
☐  Affects only SNIS
☐  Affects only SNIA
☐ Affects only SNTLHC

Case No. SV 00-14099-GM

 (Jointly Administered with)

SV 00-14100-GM
SV 00-14101-GM and
SV 00-14102-GM

Chapter 11 cases

 ORDER (A) APPROVING DISCLOSURE STATEMENT, (B) ESTABLISHING A VOTING RECORD DATE; (C) ESTABLISHING PROCEDURES WITH RESPECT TO CONFIRMATION OF THE PLAN; (D) APPROVING SOLICITATION PROCEDURES; AND (E) APPROVING VOTING PROCEDURES

 Disclosure Statement Hearing

	Date: Time: Place:	April 16, 2002 10:00 a.m. Courtroom 303

        The debtors and debtors in possession in the above-captioned chapter 11 case (the "Debtors") filed their Disclosure Statement In Support of Plan of Reorganization (the "Disclosure Statement") on October 31, 2001, and later modified the Disclosure Statement and filed its Disclosure Statement in Respect of First Amended Plan of Reorganization for SNTL, SNTLHC, SNIS and SNIA dated April 11, 2002 (the "Modified Disclosure Statement");

        And upon the Debtors' request for approval of the Modified Disclosure Statement;

        And it appearing that the Court has jurisdiction over this matter pursuant to 28 U.S.C. § 1334 and that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2);

        And it appearing that the approval of the Modified Disclosure Statement is in the best interests of the Debtors, their estates and creditors;

        And notice of the Disclosure Statement and the hearing thereon having been sufficient;

        And it appearing that no other or further notice of the Disclosure Statement need be given;

        And it appearing that the Modified Disclosure Statement contains adequate information as that term is defined in 11 U.S.C. § 1125;

        And good and sufficient cause appearing therefor, it is hereby:

        ORDERED that the Modified Disclosure Statement is hereby approved; and it is further

        ORDERED that the Debtors are authorized to solicit the votes of creditors on the First Amended Plan of Reorganization by service of the Modified Disclosure Statement along with the First Amended Plan of Reorganization (subject, in each case, to such further modifications prior to solicitation as Debtors may deem appropriate to incorporate an acceptable financing transaction and to correct other nonmaterial matters) as set forth below.

        1.    A hearing on confirmation of the Plan (the "Confirmation Hearing") shall be scheduled for 10:00 a.m. Pacific Daylight Time on June 18, 2002 before the Honorable Geraldine Mund, United States Bankruptcy Judge at the United States Bankruptcy Court, 21041 Burbank Boulevard, Woodland Hills, California 91367.

        2.    All objections to the Plan shall be filed with the Court and served, in a manner to be received on or before 4:00 p.m. Pacific Daylight Time on June 7, 2002 (the "Objection Deadline"), on the parties listed below:

Counsel to the Debtors	Pachulski, Stang, Ziehl, Young & Jones 10100 Santa Monica Boulevard Suite 1100 Los Angeles, California 90067 Attn: Brad R. Godshall

Counsel to the Committee	Latham & Watkins 633 West Fifth Street, Suite 4000 Los Angeles, CA 90071 Attn: Michael Lurey

Counsel to the Bank Group	White & Case 1155 Avenue of the Americas New York, NY 10036 Attn: Andrew DeNatale

U.S. Trustee	Office of the United States Trustee 21051 Warner Center Lane, Suite 115 Woodland Hills, CA 91367 Attn: MaryAnne Wilsbacher, Esq.

        The Court shall (i) consider only timely filed and served written objections and (ii) require all objections to state with particularity the grounds for such objection. Objections not timely filed and served in accordance with the provisions of this Order shall be overruled.

        3.    The Solicitation Packages shall include copies of: (a) the Disclosure Statement Order, (b) this Solicitation Procedures Order, (c) a confirmation hearing notice (the "Notice"), (d) the Disclosure Statement as amended and as approved by this Court, (e) the Plan as amended, (f) a ballot or ballots, as appropriate, (g) other specified and approved notices as appropriate, and (h) a letter from the Debtor and the Creditors Committee herein recommending acceptance of the Plan (the "Recommendation Letters").

        4.    April 1, 2002 shall be the record date for Solicitation and voting purposes (the "Record Date").

        5.    The Solicitation Package will be served by first class U.S. Mail or telecopy on or before May 1, 2002 on the following: (i) all persons or entities that have filed proofs of claim or Transfer/Assignment Notice forms on or before April 1, 2002; (ii) all persons or entities listed in the Schedules as holding liquidated, noncontingent or undisputed claims as of the Record Date; (iii) any parties in interest that have filed a notice in accordance with Bankruptcy Rule 2002 in the Debtors' chapter 11 case on or before the Record Date; (iv) the Office of the United States Trustee; (v) the Securities and Exchange Commission; (vi) equity security holders; and (vii) all federal tax authorities as required by law, including but not limited to the Internal Revenue Service and the U.S. Treasury.

        6.    The Debtors will cause Solicitation Packages to be sent to the Record Holders of the SNTL Trust Preferred Securities and the existing equity security holders of SNTL (collectively, the "Record Holders") by no later than May 10, 2002. The Record Holders will, in turn, send the Solicitation Packages to the beneficial holders of the SNTL Notes within five (5) business days after their receipt of the Solicitation Packages. A sufficient number of Solicitation Packages will be sent to the Record Holders to complete the service to the beneficial holders.

        7.    The Debtors are authorized to send creditors who have more than one claim only one Solicitation Package and one ballot for each claim.

        8.    The Debtors are excused from remailing Solicitation Packages or the Notice, as the case may be, to those entities whose addresses differ from the addresses in the schedules or claims database as of the Record Date. If a creditor changed its mailing address after the Petition Date, the creditor, not the Debtors, shall advise Pachulski, Stang, Ziehl Young & Jones (the "Balloting Agent") of the new address.

        9.    The Debtors shall complete the mailing of the Solicitation Packages by no later than May 1, 2002.

        10.  All Ballots must be properly executed, completed and delivered to the Balloting Agent (a) by first class mail, in the return envelope provided with each Ballot, (b) by overnight courier, or (c) by personal delivery so that they are received by the Balloting Agent no later than 5:00 p.m. Pacific Daylight Time on June 7, 2002 (the "Voting Deadline").

        11.  No Ballot cast by a creditor holding a claim to which the Debtors have filed an objection on or before April 16, 2002 shall be counted unless the creditor has filed a motion pursuant to Bankruptcy

Rule 3018(a) (the "3018 Motion") seeking temporary allowance of the claim for voting purposes by no later than May 15, 2002, and the Court grants such 3018 Motion.

        12.  The following rules of how Ballots will be counted will be employed by the Court:

          a.    any Ballot received after the Voting Deadline, unless the Debtors extend the Voting Deadline with respect to such Ballot, shall not be counted;

          b.    any Ballot that is illegible or contains insufficient information to permit identification of the creditor or equity holder shall not be counted;

          c.    any Ballot cast by a person or entity that does not hold a claim or interest in a Class that is entitled to vote on the Plan shall not be counted;

          d.    any Ballot which is properly completed, executed and timely returned to the Balloting Agent that does not indicate an acceptance or rejection of the Plan shall be deemed to be a vote to accept the Plan;

          e.    any Ballot which is returned to the Balloting Agent indicating acceptance or rejection of the Plan but which is unsigned shall not be counted;

          f.      whenever a creditor casts more than one Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Balloting Agent shall be counted;

          g.    if a creditor casts simultaneous duplicative Ballots voted inconsistently such Ballots shall count as one vote accepting the Plan;

          h.    each creditor shall be deemed to have voted the full amount of its claim;

          i.      creditors shall not split their vote within a claim, thus each creditor shall vote all of its claim within a particular class either to accept or reject the Plan;

          j.      if a single creditor holds disparate claims, that creditor must cast a separate Ballot for each such disparate claim and each properly cast Ballot shall be counted as an acceptance or a rejection of the Plan;

          k.    any Ballot that partially rejects and partially accepts the Plan shall not be counted; and

          l.      any Ballot received by the Balloting Agent by telecopier, facsimile or other electronic communication shall not be counted.

        13.  If no Ballots are cast with respect to a particular Class, then such Class will be deemed to have accepted the Plan.

        14.  For voting purposes, the amount of a claim used to tabulate acceptance or rejection of the Plan shall be the lesser of (i) the amount set forth on the Ballot received for that particular creditor or (ii) the following (whichever one is greater):

          a.    the amount set forth as a claim in the Schedules as not contingent, unliquidated or disputed (excluding scheduled claims that have been superseded by filed claims);

          b.    the amount set forth on a filed proof of claim which has been timely filed and has not been objected to, disallowed, disqualified, suspended, reduced or estimated and temporarily allowed for voting purposes prior to computation of the vote on the Plan; or

          c.    the amount estimated and temporarily allowed with respect to a claim pursuant to an order of this Court.

        15.  This Order will become effective immediately upon its entry.

        16.  This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated: April 24, 2002

/s/ GERALDINE MUND
The Honorable Geraldine Mund United States Bankruptcy Judge
SUBMITTED BY: PACHULSKI STANG ZIEHL YOUNG & JONES

/s/ BRAD R. GODSHALL Brad R. Godshall Attorneys for Debtors and Debtors in Possession

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Exhibit 99.184